EXHIBIT 10.2.1

                                     USCORP

                              FORM OF STOCK OPTION

THIS AGREEMENT, made and executed into _________, 2002, between USCorp, a Nevada corporation (the "Company"), and _______________ ("Participant"), is made pursuant and subject to the provisions of the Company's 2002 Stock Option Plan (the "Plan"), a copy of which is annexed hereto as Exhibit A. All capitalized terms used herein and not otherwise defined herein shall have the meaning herein as given them in the Plan.

1. GRANT OF OPTION. Pursuant to the Plan, the Compensation Committee of the Board of Directors of the Company (the "Committee"), on ____________, 2002 (the "Date of Grant"), granted to Participant, subject to the terms and conditions of the Plan and to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of _______ shares of common stock, par value $0.01 per share (the "Common Stock") at the Option Price of $_____ per share.(1) This Option is [A NONQUALIFIED STOCK OPTION] [AN INCENTIVE STOCK OPTION].


2. TERMS AND CONDITIONS. This Option is subject to the following terms and conditions:

(a) EXPIRATION DATE. This Option shall expire on the date which is the _________ anniversary of the Date of Grant (the "Expiration Date").(2)

(b) EXERCISE OF OPTION. Except as otherwise provided herein, [THIS OPTION SHALL BECOME FULLY EXERCISABLE ON THE DATE WHICH IS ______ MONTHS FROM THE DATE HEREOF.] [THIS OPTION SHALL BECOME EXERCISABLE IN _______ SUBSTANTIALLY EQUAL INSTALLMENTS, THE FIRST SUCH INSTALLMENT TO BECOME EXERCISABLE ON THE FIRST ANNIVERSARY OF THE DATE OF GRANT AND THE REMAINING INSTALLMENTS TO BECOME EXERCISABLE ON EACH SUBSEQUENT ANNIVERSARY THEREOF UNTIL ALL THE SHARES SUBJECT TO THIS OPTION HAVE BECOME EXERCISABLE].

1. THE OPTION PRICE OF AN OPTION CAN NOT BE LESS THAN FAIR MARKET VALUE OF THE SHARES ON THE DATE OF GRANT (OR 110% OF FAIR MARKET VALUE IN THE CASE OF A GRANT OF AN INCENTIVE STOCK OPTION TO A TEN PERCENT SHAREHOLDER).

2. EXPIRATION DATE MAY NOT EXCEED TEN YEARS IN THE CASE OF A NON-QUALIFIED STOCK OPTION AND FIVE YEARS IN THE CASE OF AN INCENTIVE STOCK OPTION.

(c) METHOD OF EXERCISING AND PAYMENT FOR SHARES. This Option is exercisable by written notice, accompanied by payment in full of the Option Price, delivered to the attention of the Company's Secretary at the Company's principal office in Phoenix, Nevada. The Date of Exercise shall be the later of the date of the aforesaid notice and the date the Option Price is received by the Company. The Option Price shall be paid in cash[, OR WITH SHARES OF COMMON STOCK, OR BY SURRENDER OF CURRENTLY EXERCISABLE OPTIONS, [OR BY (INSERT OTHER MEANS APPROVED BY THE COMMITTEE)] OR A COMBINATION THEREOF.](3)

3. FRACTIONAL SHARE. In no event shall this Option be exercisable for or with respect to a fractional share.

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4.  GOVERNING  LAW. This Agreement is to be governed by the laws of the State of
Nevada, without regard to the conflict of law provisions thereof.

5. CONFLICTS. In the event of any conflict between the provisions of the Plan as in effect on the date hereof and the provisions of this Agreement, the provisions of the Plan are to govern. All references to the Plan are intended to mean the Plan as in effect on the date hereof and as the same by be amended from time to time in accordance with the provisions of the Plan.

6. PARTICIPANT BOUND BY PLAN. Participant acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

7. BINDING EFFECT. Subject to the limitations stated above and in the Plan, this Agreement is to be binding upon and inure to the benefit of the legatees, distributees and personal representatives of Participant and the successors of the Company.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer, and Participant has affixed his or her signature hereto.

                                            USCORP

                                            By: ________________________________
                                                 Larry Dietz,
                                                 President


                                            PARTICIPANT

                                            By: ________________________________
                                                 [Name of Participant]



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